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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549
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                                    FORM 8-K

                                 CURRENT REPORT

                       Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934
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         Date of Report (Date of earliest event reported): July 10, 2006

                                VOYAGER ONE, INC.
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             (Exact name of registrant as specified in its charter)

                                     NEVADA
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                 (State or other jurisdiction of incorporation)

        0-32737                                          88-049002272
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(Commission File Number)                       (IRS Employer Identification No.)

16 East Hinsdale Avenue, Hinsdale, IL                       60521
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(Address of principal executive offices)                  (Zip Code)

Registrant's telephone number, including area code: (630) 325-7130


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Item 8.01  Other Events
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On July 10, 2006, Voyager One, Inc. entered into a letter of intent to acquire
Homan Corporation based in Chicago, Illinois. Homan Corporation blends a wide range of lubricants from standard to special fluids for customers in the oil, auto, mining, trucking and steel industries. The transaction, which is subject to the signing of a definitive agreement and customary closing conditions, is to close no later than October 12, 2006. The terms of the transaction are not disclosed.


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                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.


Dated: July 11, 2006               VOYAGER ONE, INC.


                                   By: /s/ Sebastien C. DuFort
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                                   President


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